UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(RULE 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

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Cracker Barrel Old Country Store, Inc.

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2026 PROXY SUPPLEMENT Considerations Regarding the Company’s “Blank Check” Preferred Stock Provisions

Forward Looking Statements 2 Forward Looking Statements Except for specific historical information, certain of the matters discussed in this communication may express or imply projections of items such as revenues or expenditures, statements of plans and objectives or future operations or statements of future economic performance. These and similar statements regarding events or results that Cracker Barrel Old Country Store, Inc. (“Cracker Barrel” or the “Company”) expects will or may occur in the future are forward - looking statements concerning matters that involve risks, uncertainties and other factors which may cause the actual results and performance of the Company to differ materially from those expressed or implied by such forward - looking statements. All forward - looking information is provided pursuant to the safe harbor established under the Private Securities Litigation Reform Act of 1995 and should be evaluated in the context of these risks, uncertainties and other factors. Forward - looking statements generally can be identified by the use of forward - looking terminology such as "trends," "assumptions," "target," "guidance," "outlook," "opportunity," "future," "plans," "goals," "objectives," "expectations," "near - term," "long - term," "projection," "may," "will," "would," "could," "expect," "intend," "estimate," "anticipate," "believe," "potential," "regular," "should," "projects," "forecasts," or "continue" (or the negative or other derivatives of each of these terms) or similar terminology. The Company believes that the assumptions underlying any forward - looking statements are reasonable; however, any of the assumptions could be inaccurate, and therefore, actual results may differ materially from those projected in or implied by the forward - looking statements. In addition to the risks of ordinary business operations, factors and risks that may result in actual results differing from this forward - looking information include, but are not limited to risks and uncertainties associated with inflationary conditions with respect to the price of commodities, ingredients, transportation, distribution and labor; disruptions to the Company’s restaurant or retail supply chain; effects of changes in international, national, regional and local economic, political and market conditions (such as the imposition of trade barriers or other changes in trade policy) on our business; the Company’s ability to manage retail inventory and merchandise mix; the Company’s ability to sustain or the effects of plans intended to improve operational or marketing execution and performance or liquidity; the impact of adverse or extreme weather events on sales and customer travel; the effects of increased competition at the Company’s locations on sales and on labor recruiting, cost, and retention; consumer behavior based on negative publicity or changes in consumer health or dietary trends or safety aspects of the Company’s food or products or those of the restaurant industry in general, including concerns about outbreaks of infectious disease; the effects of the Company’s indebtedness and associated restrictions on the Company’s financial and operating flexibility and ability to execute or pursue its operating plans and objectives; changes in interest rates, increases in borrowed capital or capital market conditions affecting the Company’s financing costs and ability to refinance its indebtedness, in whole or in part; the Company’s reliance on a single distribution facility and certain significant vendors, particularly for foreign - sourced retail products; information technology disruptions and data privacy and information security breaches, whether as a result of infrastructure failures, employee or vendor errors or actions of third parties; the Company’s compliance with privacy and data protection laws; changes in or implementation of additional governmental or regulatory rules, regulations and interpretations affecting tax, health and safety, animal welfare, pensions, insurance or other undeterminable areas; the actual results of pending, future or threatened litigation or governmental investigations; or the Company’s ability to manage the impact of negative social media attention and the costs and effects of negative publicity; the impact of activist shareholders; the Company’s ability to achieve aspirations, goals and projections related to its sustainability initiatives; the effects of local market and economic conditions on individual store locations, and uncertain profitability at any newly opened store locations; the Company’s ability to retain key personnel; the ability of and cost to the Company to recruit, train, and retain qualified hourly and management employees; uncertain performance of acquired businesses, strategic investments and other initiatives that the Company may pursue from time to time; the effects of business trends on the outlook for individual restaurant locations and the effect on the carrying value of those locations; general or regional economic weakness, business and societal conditions; discretionary income or personal expenditure activity of the Company’s customers; implementation of new or changes in interpretation of existing accounting principles generally accepted in the United States of America ("GAAP"); and other factors described from time to time in the Company’s filings with the Securities and Exchange Commission, press releases, and other communications. Any forward - looking statement made by the Company herein, or elsewhere, speaks only as of the date on which made. The Company expressly disclaims any intent, obligation or undertaking to update or revise any forward - looking statements made herein to reflect any change in the Company’s expectations with regard thereto or any change in events, conditions or circumstances on which any such statements are based. Important Additional Information and Where to Find It On October 6, 2026, Cracker Barrel filed a definitive proxy statement on Schedule 14A (the “Proxy Statement”) and an accompanying WHITE proxy card in connection with the solicitation of proxies for the 2026 Annual Meeting of Cracker Barrel shareholders (the “Annual Meeting”). INVESTORS AND SHAREHOLDERS ARE STRONGLY ENCOURAGED TO READ THE PROXY STATEMENT (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) AND OTHER RELEVANT DOCUMENTS FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY AS THEY CONTAIN OR WILL CONTAIN IMPORTANT INFORMATION. Shareholders may obtain copies of these documents and other documents filed with the SEC by Cracker Barrel for no charge at the SEC’s website at www.sec.gov. Copies will also be available at no charge in the Investors section of Cracker Barrel’s corporate website at www.crackerbarrel.com. Participants Cracker Barrel, its directors and its executive officers will be participants in the solicitation of proxies from Cracker Barrel shareholders in connection with the matters to be considered at the Annual Meeting. Information regarding the names of Cracker Barrel’s directors and executive officers and certain other individuals and their respective interests in Cracker Barrel by security holdings or otherwise is set forth in the Proxy Statement. To the extent holdings of such participants in Cracker Barrel's securities have changed since the amounts described in the Proxy Statement, such changes have been reflected on Initial Statements of Beneficial Ownership on Form 3, Statements of Change in Ownership on Forms 4 or Annual Statement of Changes in Beneficial Ownership of Securities on Forms 5 filed with the SEC. Copies of these documents are or will be available at no charge and may be obtained as described in the preceding paragraph.

Annual Meeting Overview 3 YOUR VOTE IS VERY IMPORTANT The Annual Meeting of Shareholders of Cracker Barrel Old Country Store, Inc. (“Cracker Barrel” or the “Company”) will be held on Thursday, November 19, 2026, at 10:00 am Central Time via a live webcast. Proposal Board Recommends 1 – Election of nine directors FOR 2 – Advisory vote to approve named executive officer compensation FOR 3 – Ratification of Deloitte & Touche LLP as independent auditor FOR 4 – Shareholder proposal to adopt a policy requiring shareholder approval before distributing “blank check” preferred stock AGAINST Our Board of Directors unanimously recommends a vote AGAINST the shareholder proposal requiring shareholder approval before distributing “blank check” preferred stock.

Why the Board Recommends Voting Against TAB’s Proposal 4 The Accountability Board’s (TAB) proposal could impair the Board’s ability to respond promptly to protect the interests of al l s hareholders. “Blank check” preferred stock authority is a market - standard governance provision. • “Blank check” preferred stock authority is maintained by approximately 94% of Russell 3000 companies and represents the current market standard. • Requiring prior shareholder approval could delay the adoption or administration of a defensive measure when timing is critical, replacing Board judgment and subsequent shareholder oversight with a rigid preapproval requirement. • Eliminating this authority could make Cracker Barrel an outlier and a more attractive target for accumulations of control that do not benefit all shareholders. WHAT IS “BLANK CHECK” PREFERRED STOCK? TAB’s proposal asks shareholders to require advance shareholder approval before the Board can issue “blank check” preferred stock, including in connection with a shareholder rights agreement. “Blank check” preferred stock refers to the Board’s existing authority to establish the terms of a preferred stock series and issue those shares without seeking separate shareholder approval, enabling the Board to act promptly when circumstances require. Cracker Barrel’s history with a dissident shareholder makes Board authority to issue “blank check” preferred stock necessary. • Cracker Barrel has faced sustained and recurring dissident shareholder activity (seven proxy contests). • A dissident shareholder could rapidly accumulate a controlling position through open - market purchases long before a shareholder vote could be convened. • The Board must be able to respond promptly to coercive or abusive takeover strategies that may deny shareholders a fair opportunity to receive a control premium. The Board has consistently paired its “blank check” authority with meaningful shareholder oversight. • Since 2011, each shareholder rights agreement adopted or extended by the Board has been limited in duration and submitted for shareholder ratification less than 12 months from adoption. • Shareholders have ratified five consecutive shareholder rights agreements , each with overwhelming support.

ISS Encourages Shareholders to Consider Our Specific Circumstances 5 ISS recognizes that the importance of our “extensive history with a dissident shareholder” sets this proposal apart and warrants close shareholder attention. “… t he company’s unique circumstances are recognized, and shareholders may wish to take the company’s long history with a dissident shareholder into consideration.” ISS highlights that Cracker Barrel’s history matters • There is a documented history of a shareholder seeking to obtain control by accumulating a controlling percentage of our common stock on the open market without paying other shareholders a premium. • “… the company has been subject to recurring threats from a dissident shareholder.” • “… in each case in which the board has adopted a shareholder rights agreement, it did so for the purpose of protecting shareholder value from a dissident.” • Cracker Barrel has a “history of voluntarily seeking shareholder approval to issue ‘blank - check’ preferred stock… and shareholders have repeatedly approved of the board’s past uses of its authority.” We urge shareholders to apply company - specific judgement and evaluate the proposal’s practical implications for Cracker Barrel and its shareholders.

Why the Authority Remains Important Today

Sardar Biglari's history of sustained and recurring threats underscores the continued risk of a rapid accumulation.

2011

SEPTEMBER 2011
Biglari acquired **9.7%** of Cracker Barrel's O/S. The Board adopted a 10% shareholder rights agreement.

NOVEMBER 2011 | **Annual Meeting**
Shareholders rejected extending the initial shareholder rights agreement, which then expired.

Following the Annual Meeting
Biglari quickly acquired more than **16%** of Cracker Barrel through open market purchases.

2012

APRIL 2012
The Board adopted a limited-term **20%** shareholder rights agreement.

NOVEMBER 2012 | **Annual Meeting**
Shareholders ratified the 20% shareholder rights agreement. Biglari increased ownership to **19.9%**.

2015-2022

2015, 2018, 2021 | **Rights Agreements Approvals**
Shareholders ratified successive limited-term shareholder rights agreements.

2015 – 2022 | **Recurring Proxy Contests**
Biglari pursued recurring proxy contests, opposed the 2015 shareholder rights plan and nominated directors in 2020 and 2022.

2024

2024 | **Proxy Contest**
Biglari launched another proxy contest. Shareholders rejected the nominees and ratified the current shareholder rights agreement with 74.4% support.

2025

2025 | **Annual Meeting / Proxy Contest**
Biglari conducted another proxy contest at the 2025 Annual Meeting.

- **The deterrent effect of the Company's current shareholder rights agreement has successfully protected shareholders and received overwhelming shareholder support.**
- **The Board's authority to issue "blank check" preferred stock is an important feature of the current rights plan.**
- **Proposal 4 would impair the effectiveness of the current and any future rights plan.**

6

Why Timing Matters 7 After the initial shareholder rights agreement expired in 2011, Biglari rapidly increased his ownership from below the 10% threshold to more than 16%, prompting the Board to adopt a new shareholder rights agreement. Key facts 9.7% Biglari acquired 9.7% of Cracker Barrel’s outstanding common stock while the initial 10% shareholder rights agreement was in place. 19.9% The Board subsequently adopted a new shareholder rights agreement with a 20% threshold, which shareholders ratified. Biglari later increased his ownership to approximately 19.9% and remained near that threshold for years. >16 % After shareholders declined to extend the initial shareholder rights agreement and it expired, Biglari increased his ownership to more than 16%. A shareholder vote can take weeks or months to convene . Cracker Barrel’s experience demonstrates how quickly a significant shareholder can increase its ownership and why the Board believes it must retain the ability to respond promptly when circumstances warrant.

The Existing Framework Balances Protection and Oversight 8 The shareholder proposal would undermine a shareholder - approved protection against rapid share accumulation. Effect of Proposal 4 Existing Framework Uncertainty around current shareholder rights agreement and future protections The policy would create uncertainty around administering the existing shareholder rights agreement or adoption of future agreements . Limited - term protections Each shareholder rights agreement has had a defined term of less than 12 months unless extended by shareholder ratification. Prior approval requirement The Board would need to wait for a shareholder vote before taking control - related action. Prompt Board action The Board can respond in real time if a coercive accumulation develops rapidly. Potential delay A dissident could accumulate shares while a shareholder vote is being convened. Shareholder oversight Shareholders have ratified five consecutive shareholder rights agreements, most recently with approximately 74.4% support in 2024. Cracker Barrel’s current shareholder rights agreement and the Board’s authority to issue “blank check” preferred stock appropriately balance the need to act swiftly with preservation of shareholder oversight. The Board unanimously recommends that shareholders vote AGAINST Proposal 4.

###

Forward Looking Statements

Except for specific historical information, certain of the matters discussed in this communication may express or imply projections of items such as revenues or expenditures, statements of plans and objectives or future operations or statements of future economic performance. These and similar statements regarding events or results that Cracker Barrel Old Country Store, Inc. (“Cracker Barrel” or the “Company”) expects will or may occur in the future are forward-looking statements concerning matters that involve risks, uncertainties and other factors which may cause the actual results and performance of the Company to differ materially from those expressed or implied by such forward-looking statements. All forward-looking information is provided pursuant to the safe harbor established under the Private Securities Litigation Reform Act of 1995 and should be evaluated in the context of these risks, uncertainties and other factors. Forward-looking statements generally can be identified by the use of forward-looking terminology such as "trends," "assumptions," "target," "guidance," "outlook," "opportunity," "future," "plans," "goals," "objectives," "expectations," "near-term," "long-term," "projection," "may," "will," "would," "could," "expect," "intend," "estimate," "anticipate," "believe," "potential," "regular," "should," "projects," "forecasts," or "continue" (or the negative or other derivatives of each of these terms) or similar terminology. The Company believes that the assumptions underlying any forward-looking statements are reasonable; however, any of the assumptions could be inaccurate, and therefore, actual results may differ materially from those projected in or implied by the forward-looking statements. In addition to the risks of ordinary business operations, factors and risks that may result in actual results differing from this forward-looking information include, but are not limited to risks and uncertainties associated with inflationary conditions with respect to the price of commodities, ingredients, transportation, distribution and labor; disruptions to the Company’s restaurant or retail supply chain; effects of changes in international, national, regional and local economic, political and market conditions (such as the imposition of trade barriers or other changes in trade policy) on our business; the Company’s ability to manage retail inventory and merchandise mix; the Company’s ability to sustain or the effects of plans intended to improve operational or marketing execution and performance or liquidity; the impact of adverse or extreme weather events on sales and customer travel; the effects of increased competition at the Company’s locations on sales and on labor recruiting, cost, and retention; consumer behavior based on negative publicity or changes in consumer health or dietary trends or safety aspects of the Company’s food or products or those of the restaurant industry in general, including concerns about outbreaks of infectious disease; the effects of the Company’s indebtedness and associated restrictions on the Company’s financial and operating flexibility and ability to execute or pursue its operating plans and objectives; changes in interest rates, increases in borrowed capital or capital market conditions affecting the Company’s financing costs and ability to refinance its indebtedness, in whole or in part; the Company’s reliance on a single distribution facility and certain significant vendors, particularly for foreign-sourced retail products; information technology disruptions and data privacy and information security breaches, whether as a result of infrastructure failures, employee or vendor errors or actions of third parties; the Company’s compliance with privacy and data protection laws; changes in or implementation of additional governmental or regulatory rules, regulations and interpretations affecting tax, health and safety, animal welfare, pensions, insurance or other undeterminable areas; the actual results of pending, future or threatened litigation or governmental investigations; or the Company’s ability to manage the impact of negative social media attention and the costs and effects of negative publicity; the impact of activist shareholders; the Company’s ability to achieve aspirations, goals and projections related to its sustainability initiatives; the effects of local market and economic conditions on individual store locations, and uncertain profitability at any newly opened store locations; the Company’s ability to retain key personnel; the ability of and cost to the Company to recruit, train, and retain qualified hourly and management employees; uncertain performance of acquired businesses, strategic investments and other initiatives that the Company may pursue from time to time; the effects of business trends on the outlook for individual restaurant locations and the effect on the carrying value of those locations; general or regional economic weakness, business and societal conditions; discretionary income or personal expenditure activity of the Company’s customers; implementation of new or changes in interpretation of existing accounting principles generally accepted in the United States of America ("GAAP"); and other factors described from time to time in the Company’s filings with the Securities and Exchange Commission, press releases, and other communications. Any forward-looking statement made by the Company herein, or elsewhere, speaks only as of the date on which made. The Company expressly disclaims any intent, obligation or undertaking to update or revise any forward-looking statements made herein to reflect any change in the Company’s expectations with regard thereto or any change in events, conditions or circumstances on which any such statements are based.

Important Additional Information and Where to Find It

On October 6, 2026, Cracker Barrel filed a definitive proxy statement on Schedule 14A (the “Proxy Statement”) and an accompanying WHITE proxy card in connection with the solicitation of proxies for the 2026 Annual Meeting of Cracker Barrel shareholders (the “Annual Meeting”). INVESTORS AND SHAREHOLDERS ARE STRONGLY ENCOURAGED TO READ THE PROXY STATEMENT (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) AND OTHER RELEVANT DOCUMENTS FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY AS THEY CONTAIN OR WILL CONTAIN IMPORTANT INFORMATION. Shareholders may obtain copies of these documents and other documents filed with the SEC by Cracker Barrel for no charge at the SEC’s website at www.sec.gov. Copies will also be available at no charge in the Investors section of Cracker Barrel’s corporate website at www.crackerbarrel.com.

Participants

Cracker Barrel, its directors and its executive officers will be participants in the solicitation of proxies from Cracker Barrel shareholders in connection with the matters to be considered at the Annual Meeting. Information regarding the names of Cracker Barrel’s directors and executive officers and certain other individuals and their respective interests in Cracker Barrel by security holdings or otherwise is set forth in the Proxy Statement. To the extent holdings of such participants in Cracker Barrel's securities have changed since the amounts described in the Proxy Statement, such changes have been reflected on Initial Statements of Beneficial Ownership on Form 3, Statements of Change in Ownership on Forms 4 or Annual Statement of Changes in Beneficial Ownership of Securities on Forms 5 filed with the SEC. Copies of these documents are or will be available at no charge and may be obtained as described in the preceding paragraph.